UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
As previously announced:
On February 28, 2017, Yelp Inc. (the "Company") and Beagle Acquisition Corp, a wholly-owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Nowait, Inc. ("Nowait") and the other parties named therein. Pursuant to the Merger Agreement, on February 28, 2017, Merger Sub merged with and into Nowait, with Nowait continuing as the surviving corporation and a wholly-owned subsidiary of the Company. The transaction closed upon the consummation of such merger.
On April 3, 2017, the Company and 10036773 Canada Inc., a wholly-owned subsidiary of the Company ("Yelp Canada"), entered into a Share Purchase Agreement (the "Purchase Agreement") with Turnstyle Analytics Inc. ("Turnstyle"), Turnstyle's shareholders and the other parties named therein. Pursuant to the Purchase Agreement, Yelp Canada acquired all of the outstanding equity interests in Turnstyle and Turnstyle became an indirect wholly-owned subsidiary of the Company. The transaction closed upon the execution of the Purchase Agreement.
On October 10, 2017, pursuant to the terms of a Unit Purchase Agreement, dated as of August 3, 2017 , by and among the Company, Eat24, LLC, a wholly-owned subsidiary of the Company ("Eat24"), Grubhub Inc. ("Grubhub") and Grubhub Holdings Inc., a wholly-owned subsidiary of Grubhub ("Purchaser"), the Company completed its sale of all of the outstanding equity interests in Eat24 to the Purchaser (the "Disposal"). Immediately prior to the closing of the Disposal, the Company transferred certain assets to Eat24, which consisted of assets that were material to or necessary for the operation of the Eat24 business that were not then owned by Eat24.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited condensed consolidated financial information of Turnstyle for the three months ended March 31, 2017 and 2016 are filed as Exhibit 99.1 to this to this Current Report on Form 8-K.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2017 giving effect to the acquisitions of Nowait and Turnstyle, as well as the Disposal in accordance with SEC regulations, are filed as Exhibit 99.2 to this to this Current Report on Form 8-K.
(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated February 28, 2017, by and among Yelp Inc., Nowait, Inc., Beagle Acquisition Corp. and Shareholder Representative Services LLC, as Stockholders’ Agent.
2.2*
Share Purchase Agreement, dated April 3, 2017, by and among Yelp Inc., 10036773 Canada Inc., Turnstyle Analytics Inc., the shareholders of Turnstyle Analytics Inc., the vested optionholders of Turnstyle Analytics Inc., 500 Startups IV, L.P. and Fortis Advisors LLC, as the Securityholders’ Agent.*

2.3*	Unit Purchase Agreement, dated as of August 3, 2017, by and among Yelp Inc., Eat24, LLC, Grubhub Inc. and Grubhub Holdings Inc.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Turnstyle Analytics Inc. Unaudited Condensed Consolidated Financial Statements for the three months ended March 31, 2017 and 2016.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Yelp Inc. for the year ended December 31, 2017.
*      Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018	YELP INC.

By: /s/ Charles Baker
Charles Baker
Chief Financial Officer